UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 16, 2006



                            PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


          000-32829                                        88-0470235
   (Commission File Number)                    (IRS Employer Identification No.)

1802 N. CARSON ST., NO. 212-2705,                            89701
    CARSON CITY, NEVADA                                    (Zip Code)
(principal executive offices)



                                 (775) 887-0670
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

     On February 16, 2006, Palomar Enterprises, Inc. (the "Registrant") dismissed its Independent auditor, Beckstead and Watts LLP, Certified Public Accountants ("Beckstead and Watts"). The decision to dismiss Beckstead and Watts as the Company's independent registered public accounting firm was based on economic concerns and was approved by the Company's Board of Directors on February 16, 2006.

     Beckstead and Watts performed quarterly reviews for the Registrant's two quarters ended September 30, 2005 and June 30, 2005. The reviews reviews contain an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

     During the quarters ended September 30, 2005 and June 30, 2005, and through February 16, 2006, the Registrant has not had any disagreements with Beckstead and Watts on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead and Watts, would have caused them to make reference thereto in their report on the Registrant's consolidated financial statements for such year.

New independent registered public accounting firm

     On February 16, 2006, the Registrant engaged E. Randall Gruber CPA, PC as the Registrant's independent accountants to report on the Registrant's balance sheet as of December 31, 2005, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint E. Randall Gruber CPA, PC was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of E. Randall Gruber CPA, PC, neither the Registrant nor anyone on the Registrant's behalf consulted with E. Randall Gruber CPA, PC regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has provided Beckstead and Watts with a copy of this Current Report before its filing with the Commission. The Registrant has requested Beckstead and Watts to furnish the Registrant with a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in this Current Report and, if not, stating the respects in which they do not agree. The Registrant has filed Beckstead and Watts' letter as an Exhibit to this Current Report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------

     16.1 Letter from Beckstead and Watts regarding disclosures made in this Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  February 16, 2006.

                                         PALOMAR ENTERPRISES, INC.



                                         By /s/Steve Bonenberger
                                           -------------------------------------
                                           Steve Bonenberger, Chief Executive
                                           Officer
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